Exhibit 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                      CHIEF FINANCIAL OFFICER PURSUANT TO
                           18 U.S.C. SECTION 1350, AS
                               ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James Tilton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Twistee Treat Corporation on Form 10-KSB for the fiscal year ended November 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Interactive Marketing Technology, Inc.


                                        By: /s/ James Tilton
                                           -----------------------------------
                                           Name:  James Tilton
                                           Title: Chief Financial Officer

April 15, 2005